As filed with the Securities and Exchange Commission on March 29, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti, Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of Agents for Service)
Date of fiscal year end:  October 31
Date of reporting period:  January 31, 2016
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of their first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) 1/31/16

NUMBER OF SHARES		VALUE($)	†

Common Stocks (88.6%)

Apartments (6.2%)
177,800	American Campus Communities, Inc.	7,503,160	ØØ
117,501	Mid-America Apartment Communities, Inc.	11,023,944	ØØ
		18,527,104
Commercial Financing (8.0%)
305,223	Apollo Commercial Real Estate Finance, Inc.	4,853,046	ØØ
327,500	Blackstone Mortgage Trust, Inc. Class A	8,115,450	ØØ
583,100	Starwood Property Trust, Inc.	11,102,224	ØØ
		24,070,720
Data Centers (3.5%)
129,932	Digital Realty Trust, Inc.	10,404,955	ØØ

Diversified (2.3%)
497,200	Lexington Realty Trust	3,644,476	ØØ
265,950	NorthStar Realty Finance Corp.	3,156,826
		6,801,302

Freestanding (1.8%)
509,300	Spirit Realty Capital, Inc.	5,337,464	ØØ

Health Care (15.3%)
132,963	Care Capital Properties, Inc.	3,980,912
228,300	HCP, Inc.	8,205,102	ØØ
695,700	Medical Properties Trust, Inc.	7,652,700	ØØ
396,700	Omega Healthcare Investors, Inc.	12,579,357	ØØ
134,652	Ventas, Inc.	7,448,949	ØØ
97,300	Welltower, Inc.	6,054,006	ØØ
		45,921,026
Home Financing (2.5%)
402,524	Altisource Residential Corp.	4,005,114
376,500	Annaly Capital Management, Inc.	3,576,750	ØØ
		7,581,864
Industrial (7.7%)
140,522	EastGroup Properties, Inc.	7,502,469	ØØ
200,200	Liberty Property Trust	5,869,864	ØØ
111,604	Prologis, Inc.	4,405,010	ØØ
306,700	STAG Industrial, Inc.	5,192,431	ØØ
		22,969,774
Lodging/Resorts (3.3%)
282,100	LaSalle Hotel Properties	6,251,336	ØØ
203,800	RLJ Lodging Trust	3,727,502	ØØ
		9,978,838
Manufactured Homes (2.0%)
87,900	Sun Communities, Inc.	5,853,261	ØØ

Office (5.9%)
46,000	Boston Properties, Inc.	5,345,660	ØØ
272,880	Highwoods Properties, Inc.	11,540,095	ØØ
88,650	NorthStar Realty Europe Corp.	836,856
		17,722,611
Real Estate Management & Development (3.8%)
553,100	Brookfield Property Partners LP	11,537,666	ØØ

Regional Malls (5.2%)
509,700	CBL & Associates Properties, Inc.	5,479,275	ØØ
38,661	Simon Property Group, Inc.	7,201,771	ØØ
315,987	WP GLIMCHER, Inc.	2,869,162	ØØ
		15,550,208
Self Storage (7.4%)
70,100	Public Storage	17,774,556	ØØ
38,500	Sovran Self Storage, Inc.	4,338,180
		22,112,736

Shopping Centers (10.8%)
474,600	Kimco Realty Corp.	12,904,374	ØØ
593,000	Retail Opportunity Investments Corp.	10,964,570	ØØ
425,693	Urstadt Biddle Properties, Inc. Class A	8,641,568	ØØ
		32,510,512
Specialty (2.9%)
145,765	EPR Properties	8,738,612	ØØ

Total Common Stocks (Cost $241,631,797)		265,618,653

Preferred Stocks (52.6%)

Commercial Financing (3.4%)
131,915	iStar, Inc., Ser. E, 7.88%	2,704,257	ØØ
185,000	iStar, Inc., Ser. G, 7.65%	3,792,500	ØØ
185,000	iStar, Inc., Ser. I, 7.50%	3,792,500	ØØ
		10,289,257
Data Centers (5.7%)
275,000	Digital Realty Trust, Inc., Ser. H, 7.38%	7,361,750	ØØ
302,000	DuPont Fabros Technology, Inc., Ser. A, 7.88%	7,691,940	ØØ
81,000	DuPont Fabros Technology, Inc., Ser. B, 7.63%	2,050,920	ØØ
		17,104,610
Diversified (2.9%)
444,484	NorthStar Realty Finance Corp., Ser. B, 8.25%	8,591,876	ØØ

Industrial (1.9%)
111,000	STAG Industrial, Inc., Ser. A, 9.00%	2,853,810
111,900	Terreno Realty Corp., Ser. A, 7.75%	2,909,400	ØØ
		5,763,210
Lodging/Resorts (6.6%)
373,400	Ashford Hospitality Trust, Inc., Ser. D, 8.45%	8,263,342	ØØ
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	19	Ñ*
250,000	Pebblebrook Hotel Trust, Ser. A, 7.88%	6,297,500	ØØ
200,000	Sunstone Hotel Investors, Inc., Ser. D, 8.00%	5,050,000	ØØ
		19,610,861
Manufactured Homes (1.3%)
150,000	Equity LifeStyle Properties, Inc., Ser. C, 6.75%	3,807,000	ØØ

Office (8.9%)
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	5,084,000	ØØ
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,516,875	ØØ
175,000	Kilroy Realty Corp., Ser. H, 6.38%	4,432,750
369,100	SL Green Realty Corp., Ser. I, 6.50%	9,541,235	ØØ
		26,574,860
Regional Malls (7.2%)
398,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	9,671,764	ØØ
185,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,129,200
200,000	Taubman Centers, Inc., Ser. J, 6.50%	5,129,000	ØØ
100,000	WP GLIMCHER, Inc., Ser. H, 7.50%	2,514,000
		21,443,964
Self Storage (3.6%)
400,000	Public Storage, Ser. Y, 6.38%	10,844,000	ØØ

Shopping Centers (9.0%)
202,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	5,050,000	ØØ
250,000	DDR Corp., Ser. K, 6.25%	6,317,500	ØØ
200,000	Inland Real Estate Corp., Ser. B, 6.95%	5,030,000	ØØ
171,847	Regency Centers Corp., Ser. 6, 6.63%	4,483,488
99,000	Saul Centers, Inc., Ser. C, 6.88%	2,554,200
140,000	Urstadt Biddle Properties, Inc., Ser. G, 6.75%	3,588,200
		27,023,388
Single Family Homes (2.1%)
150,000	American Homes 4 Rent, Ser. B, 5.00%	3,852,000	a
100,000	American Homes 4 Rent, Ser. C, 5.50%	2,548,000	a
		6,400,000
Total Preferred Stocks (Cost $153,064,456)		157,453,026

Short-Term Investments (0.5%)
1,630,199	State Street Institutional Liquid Reserves Fund Premier Class, 0.36% (Cost $1,630,199)	1,630,199	b

Total Investments (141.7%) (Cost $396,326,452)		424,701,878	##

Liabilities, less cash, receivables and other assets [(33.4%)]		(100,048,558)

Liquidation Value of Mandatory Redeemable Preferred Shares [(8.3%)]		(25,000,000)

Total Net Assets Applicable to Common Stockholders (100.0%)		$299,653,320

See Notes to Schedule of Investments

January 31, 2016 (Unaudited)

Notes to Schedule of Investments

†	In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange (“NYSE”) on business days, usually 4:00 p.m. Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of January 31, 2016:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks^	$265,618,653	$—	$—	$265,618,653
Preferred Stocks
Lodging/Resorts	19,610,842	19	—	19,610,861
Office	19,057,985	7,516,875	—	26,574,860
Other Preferred Stocks^	111,267,305	—	—	111,267,305
Total Preferred Stocks	149,936,132	7,516,894	—	157,453,026
Short-Term Investments	—	1,630,199	—	1,630,199
Total Investments	$415,554,785	$9,147,093	$—	$424,701,878

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the period ended January 31, 2016, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of October 31, 2015.

##	At January 31, 2016, the cost of investments for U.S. federal income tax purposes was $395,930,244. Gross unrealized appreciation of investments was $65,528,985 and gross unrealized depreciation of investments was $36,757,351 resulting in net unrealized appreciation of $28,771,634 based on cost for U.S. federal income tax purposes.

a	Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

b	The rate shown is the annualized seven day yield at January 31, 2016.

*	Security did not produce income during the last twelve months.

ØØ	All or a portion of this security is pledged in connection with the Fund’s loans payable outstanding.

Ñ	This security has been deemed by the investment manager to be illiquid. At January 31, 2016, the security amounted to $19 or 0.00% of net assets applicable to common stockholders.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Item 2. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.
The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: March 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: March 29, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: March 29, 2016